SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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NABI BIOPHARMACEUTICALS

(Name of Registrant as Specified In Its Charter)

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5800 Park of Commerce Boulevard, N.W.

Boca Raton, Florida 33487

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2004

The annual meeting of stockholders (the “Annual Meeting”) of Nabi Biopharmaceuticals, a Delaware corporation (the “Company”), will be held at 10:00 a.m. on Friday, May 14, 2004, at the Embassy Suites Hotel, 661 Northwest 53rd Street, Boca Raton, Florida, for the following purposes:

1.	To elect a Board of Directors;

2.	To approve an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock of the Company to 125,000,000 shares;

3.	To approve an amendment to the Company’s 2000 Equity Incentive Plan adding 4,500,000 shares of Common Stock of the Company to the plan;

4.	To approve the 2004 Stock Plan for Non-Employee Directors; and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on March 30, 2004, are entitled to notice of and to vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by submitting a proxy as soon as possible. Stockholders entitled to vote at the Annual Meeting may submit a proxy by mail, telephone, or the Internet, as provided by the enclosed proxy card.

By Order of the Board of Directors,

Constantine Alexander

Secretary

April 9, 2004

5800 Park of Commerce Boulevard, N.W.

Boca Raton, Florida 33487

PROXY STATEMENT

This proxy statement and the enclosed proxy card are being furnished to you in connection with the solicitation of proxies by the Board of Directors of Nabi Biopharmaceuticals, a Delaware corporation (the “Company”), from holders of the Company’s common stock, par value $.10 per share (the “Common Stock”), for the Company’s annual meeting of stockholders (the “Annual Meeting”) to be held on Friday, May 14, 2004.

The Company’s principal executive offices are located at 5800 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487. The Company first mailed this proxy statement to stockholders on or about April 9, 2004.

VOTING AT THE ANNUAL MEETING

Stockholders of record at the close of business on March 30, 2004, are entitled to notice of and to vote at the Annual Meeting. As of March 30, 2004, 57,368,839 shares of Common Stock were outstanding.

A quorum of stockholders is necessary to take action at the Annual Meeting. The holders of issued and outstanding shares of Common Stock that represent a majority of the votes entitled to be cast at the Annual Meeting, present in person or represented by proxy, will constitute a quorum. Directions to withhold authority, abstentions, and broker non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. Broker non-votes occur when a broker or other nominee that holds shares for a beneficial owner does not vote on a proposal because the broker or other nominee does not have discretionary authority to vote on the proposal and has not received voting instructions from the beneficial owner.

Stockholders are entitled to one vote per share on all matters that properly come before the Annual Meeting. Stockholders of record may vote by signing, dating, and mailing the enclosed proxy card, by calling the toll-free number listed on the enclosed proxy card, or by accessing the Internet website listed on the enclosed proxy card. If your shares are held in the name of a bank or broker, then you may vote by following the instructions that you receive from your bank or broker. Voting by proxy will not limit your right to attend the Annual Meeting and vote in person. If your shares are held in the name of a bank or broker, however, you must obtain a legal proxy from the bank or broker to attend the Annual Meeting and vote in person.

Each proxy that is properly received before the Annual Meeting will be exercised in accordance with the specified voting instructions. If no voting instructions are specified, then the shares represented by the proxy will be voted (i) for the election of the director nominees named in this proxy statement, (ii) for the approval of the amendment to the Company’s Restated Certificate of Incorporation, (iii) for the approval of the amendment to the Company’s 2000 Equity Incentive Plan, and (iv) for the approval of the 2004 Stock Plan for Non-Employee

Directors. You may revoke your proxy before it is exercised by submitting another proxy with a subsequent date, by delivering a written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s by-laws provide that it shall have one or more directors, the number of directors to be determined from time to time by vote of a majority of directors then in office. The Board of Directors has fixed the number of directors at seven. All of the nominees named in this proxy statement are currently serving as directors of the Company.

Vote Required

A plurality of votes cast will be required to elect each director nominee. Directions to withhold authority and broker non-votes will have no effect on the election of directors. Your proxy will confer discretionary authority to vote on the election of any person to serve as a director if a nominee named in this proxy statement is unable to serve or for good cause will not serve. The Board of Directors has no reason to believe that any director nominee will be unable or unwilling to serve, if elected.

Director Nominees

Each of the following directors has been nominated for reelection at the Annual Meeting.

David L. Castaldi, age 64, has been a director of the Company since July 1994. He is currently an independent consultant. He was Chancellor and Chief Financial Officer of the Roman Catholic Archdiocese of Boston in 2001. From August 1998 to December 1999, he was Chief Executive Officer of Cadent Medical Corp., a medical device company that he co-founded. Mr. Castaldi was Chairman of the Board of Cadent from October 1996 until Cadent was acquired in July 2000. Mr. Castaldi also serves on the board of directors of Embrex, Inc.

Geoffrey F. Cox, Ph.D., age 60, has been a director of the Company since December 2000. He has been Chairman and Chief Executive Officer of GTC Biotherapeutics, Inc., a biopharmaceutical company, since July 2001. From November 1997 to July 2001, he was Chairman of the Board and Chief Executive Officer of Aronex Pharmaceuticals, Inc., a biotechnology company. From 1984 to November 1997, he was employed by Genzyme Corporation, a biotechnology company, last serving as its Executive Vice President, Operations. Dr. Cox also serves on the board of directors of GTC Biotherapeutics, Inc.

George W. Ebright, age 65, has been a director of the Company since November 1995. Until he retired in December 1994, Mr. Ebright was Chairman of the Board of Cytogen Corporation, a biopharmaceutical company, which he joined in February 1989 as President, Chief Executive Officer, and a director. For 26 years prior to 1989, he held various management positions at SmithKline Beecham Corporation, a pharmaceutical company, including President and Chief Operating Officer from 1987 to 1989. Mr. Ebright also serves on the boards of directors of West Pharmaceutical Services, Inc. and Arrow International, Inc.

Richard A. Harvey, Jr., age 54, has been a director of the Company since 1992. He has been President of Stonebridge Associates, LLC, an investment banking firm, since January 1996.

Linda Jenckes, age 56, has been a director of the Company since 1997. She has been President of Linda Jenckes & Associates, a government relations consulting firm that she founded, since 1995. Ms. Jenckes also serves on the boards of directors of the National Multiple Sclerosis Society and the National Polycystic Kidney Disease Research Foundation.

Thomas H. McLain, age 46, has served as President and Chief Executive Officer of the Company since June 2003 and has been a director since April 2001. From November 2002 to June 2003, he served as President and Chief Operating Officer. From April 2001 to November 2002, he served as Executive Vice President and Chief Operating Officer. From 1998 to April 2001, he served as Senior Vice President, Corporate Services and Chief Financial Officer. From 1988 to 1998, Mr. McLain was employed by Bausch & Lomb, Inc., a global eye care company, where, as Staff Vice President, Business Process Reengineering, he led a cross-functional team to restructure the global finance and purchasing organizations. During his tenure with Bauch & Lomb, Mr. McLain held various positions of increasing responsibility, including Staff Vice President, Accounting and Reporting, and Assistant Corporate Controller. Before joining Bausch & Lomb, Mr. McLain practiced with the accounting firm of Ernst & Young LLP. Mr. McLain also serves on the board of directors of Eastman Chemical Company.

Stephen G. Sudovar, age 57, has been a director of the Company since January 2002. He has been President and Chief Executive Officer of EluSys Therapeutics, Inc., a biopharmaceutical company, since September 1999. From 1988 to August 1999, he was employed by Roche Laboratories, a division of F. Hoffmann-La Roche Ltd, a global healthcare company, last serving as its President. Mr. Sudovar also serves on the board of directors of Atherogenics, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors of the Company, which met seven times in 2003, has formed the following standing committees.

1.	The Audit Committee currently consists of Mr. Castaldi, Dr. Cox, and Ms. Jenckes, and its function is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is included as Appendix A to this proxy statement, and is available on the Company’s website at http://www.nabi.com. All of the Audit Committee members are able to read and understand fundamental financial statements. The Board of Directors has determined that Mr. Castaldi is an audit committee financial expert, as defined under the federal securities laws. The Audit Committee met seven times in 2003.

2.	The Compensation Committee currently consists of Messrs. Castaldi, Ebright, and Sudovar, and its function is to assist the Board of Directors in determining and overseeing the compensation practices of the Company. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of the charter is available on the Company’s website at http://www.nabi.com. The Compensation Committee met 12 times in 2003.

3.	The Nominating and Governance Committee currently consists of Messrs. Castaldi, Ebright, and Sudovar, Dr. Cox, and Ms. Jenckes, and its function is to focus on issues involving the composition and operation of the Board of Directors and its committees, and the development of good corporate governance practices. The Board of Directors has adopted a written charter for the Nominating and Governance Committee. A copy of the charter is available on the Company’s website at http://www.nabi.com. The Nominating and Governance Committee was formally organized with a charter in November 2003 and did not meet in 2003.

During the last full fiscal year, each incumbent director of the Company attended at least 75% of the aggregate of (i) all meetings of the Board of Directors held during the period for which he or she has been a director and (ii) all meetings of each committee of the Board held during the periods that he or she served as a member of the committee.

The Board has determined that Messrs. Castaldi, Ebright, and Sudovar, Dr. Cox, and Ms. Jenckes are independent directors, as defined under the Nasdaq Marketplace Rules. Furthermore, all of the Audit Committee members are independent, as independence for audit committee members is defined under the Nasdaq Marketplace Rules; all of the Compensation Committee members are independent, as independence for compensation committee members is defined under the Nasdaq Marketplace Rules; and all of the Nominating and Governance Committee members are independent, as independence for nominating committee members is defined under the Nasdaq Marketplace Rules. There are no family relationships among any of the directors or executive officers of the Company.

Director Compensation

In August 2003, the Board approved a new compensation policy for the Company’s non-employee directors. Under the new compensation policy, each non-employee director receives an annual retainer of $20,000 plus a fee of $1,000 for each Board and committee meeting attended by the director (whether the meeting is in person or by conference telephone). In addition, each chairperson of a standing Board committee receives an annual retainer of $3,000. Fees are paid for attendance at committee meetings even if they are held on the same day as Board meetings. Directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

Under the Company’s current Stock Plan for Non-Employee Directors, each non-employee director may elect to be paid his or her annual retainer, in whole or in part, in shares of Common Stock in lieu of cash, and each non-employee director is entitled to receive an option to purchase shares of Common Stock upon his or her initial election to the Board and each reelection to the Board at any meeting of stockholders. The number of shares underlying such options is determined by the Board of Directors at the time in its sole discretion. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant. The options become fully exercisable six months after the date of grant, and the options expire five years after the date of grant.

As described in this proxy statement, the Company is proposing to adopt the 2004 Stock Plan for Non-Employee Directors, which will replace the current plan. The terms of the new plan will be similar to the terms of the current plan, except that options granted under the new plan will expire ten years after the date of grant and, to the extent that they are exercisable on the date that the director’s service on the board terminates, will remain exercisable for 12 months after such termination, but in no event later than the original option expiration date.

Director Nomination Process

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend to the Committee candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the Secretary of the Company, care of Mark A. Soufleris, Vice President, Investor and Public Relations, Nabi Biopharmaceuticals, 5800 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487, who will, in turn, forward the recommendation to the Committee. The recommendation must set forth (i) the name and address as they appear on the Company’s books of the stockholder making the recommendation and the class and number of shares of capital stock of the Company beneficially owned by such stockholder and (ii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate’s written consent to being named in the Company’s proxy statement as a nominee for election to the Board and to serving as a director, if elected. Stockholders must also comply with all requirements of the Company’s by-laws with respect to nomination of persons for election to the Board of Directors.

The Nominating and Governance Committee believes that nominees for election to the Board of Directors should possess sufficient business or financial experience and a willingness to devote the time and effort necessary to discharge the responsibilities of a director. This experience can include, but is not limited to, service on other boards of directors or active involvement with other boards of directors, experience in the industries in which the Company conducts its business, clinical experience, operational experience, or a scientific or medical background. The Committee does not believe that nominees for election to the Board of Directors should be selected through mechanical application of specified criteria. Rather, the Committee believes that the qualifications and strengths of individuals should be considered in their totality with a view to nominating persons for election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors.

The Nominating and Governance Committee intends to identify candidates for election to the Board of Directors through the personal knowledge and experience of the members of the Committee, third-party recommendations, and, if the Committee believes it appropriate, through a search firm selected by the Committee and compensated by the Company. Candidates will be evaluated based upon their backgrounds and interviews with members of the Committee. The Committee does not plan to make any differences in the manner in which the Committee evaluates nominees for election as a director of the Company based on whether the nominee has been recommended by a stockholder or otherwise.

Shareholder Communication Policy

Stockholders may send communications to the Board of Directors or individual members of the Board by writing to them, care of Mark A. Soufleris, Vice President, Investor and Public Relations, Nabi Biopharmaceuticals, 5800 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487, who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Attendance at Annual Meetings of Stockholders

The Company’s policy is to encourage attendance by all directors at annual meetings of stockholders. All of the Board members attended last year’s annual meeting.

Code of Ethical Conduct

The Company has adopted a Code of Ethical Conduct that comprises a code of ethics, as defined under the federal securities laws. The Code of Ethical Conduct applies to all directors, officers, and employees of the Company. The Code of Ethical Conduct is posted on the Company’s Internet website at http://www.nabi.com.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S

RESTATED CERTIFICATE OF INCORPORATION

Proposed Amendment

On February 12, 2004, the Board of Directors approved, subject to stockholder approval, an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock to 125,000,000 shares. Proposal 2 seeks stockholder approval of this amendment.

The proposed amendment would increase the number of shares of Common Stock that that the Company is authorized to issue from 75,000,000 to 125,000,000. The additional 50,000,000 shares would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. As of March 30, 2004, 57,368,839 shares of Common Stock were outstanding, and 9,921,256 additional shares were reserved for issuance under the Company’s equity compensation plans and other compensation arrangements. As a result, only 7,709,905 authorized, but unissued or unreserved, shares of Common Stock were available for future issuance as of that date.

The Board of Directors believes that it is desirable to increase the number of authorized shares of Common Stock to provide the Company with adequate flexibility in the future with respect to the issuance of equity securities. If the proposed amendment is approved by the Company’s stockholders, then the additional 50,000,000 shares of Common Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve without further stockholder approval, except as such approval is required by applicable law or regulation. Such purposes may include additional public or private issuances of Common Stock or other securities convertible into Common Stock in connection with financing transactions, strategic alliances, and acquisitions or other corporate transactions, as well as stock dividends, warrants, stock options, and other stock-based incentive or compensation programs.

The Company has no immediate agreements, commitments, or understandings with respect to the issuance of any of the additional 50,000,000 shares of Common Stock, although opportunities for such issuance could arise at any time.

Vote Required

Under Delaware law, the affirmative vote of a majority of the outstanding shares of Common Stock will be required to approve the proposed amendment to the Company’s Restated Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as votes against the proposed amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S

2000 EQUITY INCENTIVE PLAN

Equity Incentive Plan

The Company’s 2000 Equity Incentive Plan (the “Equity Incentive Plan”) was adopted by the Board of Directors in March 2000 and approved by the Company’s stockholders in May 2000. The purpose of the Equity Incentive Plan is to enable the Company and its subsidiaries to attract, retain, and motivate their employees and consultants and to enable these employees and consultants to participate in the long-term growth of the Company by providing for or increasing the proprietary interests of such persons in the Company, thereby assisting the Company to achieve its long-range performance goals.

Proposed Amendment

On February 12, 2004, the Board of Directors approved, subject to stockholder approval, an amendment to the Equity Incentive Plan adding 4,500,000 shares of Common Stock to the plan. Proposal 3 seeks stockholder approval of this amendment.

The Board of Directors believes that it is desirable to increase the number of shares of Common Stock available for issuance under the Equity Incentive Plan to provide adequate equity incentives to the Company’s employees and consultants. When the Equity Incentive Plan was adopted in 2000, 1,696,922 shares of Common Stock were reserved for issuance under the plan. As of March 30, 2004, 216,150 shares had been issued under the plan, and 1,480,772 additional shares were subject to outstanding options granted under the plan. As a result, no shares are currently available for future grants under the Equity Incentive Plan.

As of March 30, 2004, a total of 2,323,697 additional shares of Common Stock were available for future issuance to employees under the Company’s other equity compensation plans, including 1,730,106 shares under the Company’s 1998 Non-Qualified Employee Stock Option Plan and 563,591 shares under the Company’s 2000 Employee Stock Purchase Plan. Directors and officers of the Company are not eligible to receive awards under the 1998 Non-Qualified Employee Stock Option Plan. The Company intends to allow that plan to expire in accordance with its terms and does not intend to add additional shares of Common Stock to that plan.

Vote Required

Under the Company’s by-laws, the affirmative vote of a majority of the votes properly cast on this proposal will be required to approve the proposed amendment to the Equity Incentive Plan. Abstentions and broker non-votes will have no effect on this proposal.

Material Features of the Equity Incentive Plan

The material features of the Equity Incentive Plan are described below. The complete text of the Equity Incentive Plan, including the proposed amendment, is included as Appendix B to this proxy statement.

Administration

The Equity Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee may grant options, stock appreciation rights, performance shares, restricted stock, or stock units under the Equity Incentive Plan.

Eligibility

All employees and consultants of the Company or any of its subsidiaries, including any director who is an employee or consultant of the Company, are eligible to be participants in the Equity Incentive Plan. As of March 30, 2004, the Company had approximately 690 employees and 18 consultants.

Stock Available for Awards

Awards may be made under the Equity Incentive Plan for up to 1,696,922 shares of Common Stock. The proposed amendment would increase the number of shares of Common Stock available for issuance under the plan from 1,696,922 to 6,196,922.

In the event that any dividend, recapitalization, merger, or other similar transaction affects the Common Stock, then the Compensation Committee will have the right to adjust equitably any or all of (i) the number and kind of securities that may be awarded under the Equity Incentive Plan, (ii) the number and kind of shares subject to outstanding awards, and (iii) the award, exercise, or conversion price of awards under the Equity Incentive Plan, and the Compensation Committee may make provision for a cash payment with respect to an outstanding award.

In no event may any participant receive, in any calendar year, awards under the Equity Incentive Plan and any other grants for more than 250,000 shares of Common Stock.

Options

The Compensation Committee may award incentive stock options and non-qualified stock options and determine the number of shares to be covered by each option, the exercise price, the term of the option, and the other conditions applicable to the exercise of the option.

To date, options granted under the Equity Incentive Plan have been non-qualified stock options and have had an exercise price equal to the fair market value of the Common Stock on the date of grant. The options generally become exercisable in four equal annual installments beginning one year after the date of grant. Except to the extent provided by individual employment or change of control agreements, if an optionee’s employment or service with the Company terminates for any reason other than by death, options that are not then exercisable terminate immediately and options that are exercisable on the date that employment or service terminates continue to be exercisable for a period of 90 days.

The Equity Incentive Plan provides that the exercise price may not be less than 100% of the fair market value of the Common Stock on the date of award with respect to incentive stock options and may not be less than 85% of the fair market value of the Common Stock on the date of award with respect to non-qualified stock options; provided, however, that with respect to non-qualified stock options, the exercise price may be less than 85% (but never less than 50%) of the fair market value of the Common Stock on the date of award so long as any such awards, together with all other such awards outstanding at the time, do not cover shares of Common Stock aggregating more than five percent of the shares of Common Stock reserved for issuance under the Equity Incentive Plan at the time. If the participant owns or is deemed to own more than ten percent of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, and an incentive stock option is granted to such participant, then the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of award.

No incentive stock option may be exercisable more than ten years after the date that the option is awarded, and no non-qualified stock option may be exercisable more than ten years and one day after the date that the option is awarded. If a participant owns or is deemed to own more than ten percent of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, and an incentive stock option is awarded to such participant, then the option term may not be more than five years from the date of award.

No shares may be delivered pursuant to any option exercise until payment in full of the exercise price is received by the Company. Such payment may be made in whole or in part in cash or by certified or bank check or, to the extent permitted by the Compensation Committee, by delivery of a note or shares of Common Stock, valued at fair market value on the date of delivery, or such other lawful consideration as the Compensation Committee may determine. The Compensation Committee may permit the participant to pay the exercise price and any tax withholding by broker-assisted cashless exercise.

Except to the extent that the Compensation Committee may otherwise determine, no option is transferable by the participant otherwise than by will or by the laws of descent and distribution, and all options are exercisable, during the participant’s lifetime, only by the participant.

The Compensation Committee may at any time accelerate the exercisability of all or any portion of any option. Once an option is awarded, the exercise price may not be reduced without the approval of the stockholders of the Company.

Stock Appreciation Rights

A stock appreciation right, or SAR, is an award entitling the participant to receive an amount in cash or shares of Common Stock or a combination of cash and shares having a value equal to or less than the excess of the fair market value of the Common Stock on the date of exercise over the fair market value of the Common Stock on the date of grant (or over the exercise price, if the SAR was granted in tandem with an option) multiplied by the number of shares with respect to which the SAR is exercised. To date, no SARs have been awarded under the Equity Incentive Plan.

The Compensation Committee may award free-standing SARs and SARs in tandem with an option, and may determine the terms and conditions applicable thereto. SARs granted in tandem with an option will terminate to the extent that the related option is exercised, and the related option will terminate to the extent that the tandem SARs are exercised.

SARs related to an option that can be exercised only during limited periods following a change in control of the Company may entitle the participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction related to the change in control or the highest price paid for Common Stock in any transaction during the 30-day period before the change in control.

Upon the written request of a person exercising an option that is in-the-money, the Compensation Committee may, in its discretion, cancel such option, in which event the Company will pay to the person exercising such option an amount equal to the difference between the fair market value of the Common Stock to have been purchased upon such exercise (determined on the date the option is canceled) and the aggregate consideration to have been paid upon such exercise. Such payment may be by check or bank draft or in Common Stock having a fair market value (determined on the date the payment is made) equal to the amount of such payment or any combination thereof, as determined by the Compensation Committee.

Performance Shares

A performance share is an award entitling the participant to acquire shares of Common Stock upon the attainment of specified performance goals during specified performance cycles. To date, no performance shares have been awarded under the Equity Incentive Plan.

The Compensation Committee may award performance shares and determine the performance goals for each performance cycle, the number of performance shares for each performance cycle, the duration of each performance cycle, and all other conditions applicable to each such award. There may be more than one performance cycle in existence at any one time, and the duration of performance cycles may differ from each other. The payment value of each performance share will be equal to the fair market value of one share of Common Stock on the date that the performance share is earned.

During any performance cycle, the Compensation Committee may adjust the performance goals for the performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Compensation Committee may determine.

As soon as practicable after the end of a performance cycle, the Compensation Committee will determine the number of performance shares that have been earned on the basis of performance in relation to the established performance goals, and the payment values of earned performance shares will be distributed to the participant. The Compensation Committee may determine whether the payment values are settled in whole or in part in cash or other property.

Restricted Stock

Restricted stock is an award entitling the participant to acquire shares of Common Stock for a purchase price (which may be zero) equal to or less than its par value, subject to conditions, including the Company’s right during a specified period to repurchase such shares at the original purchase price (or to require forfeiture of such shares if the purchase price was zero) upon the participant’s termination of employment. To date, no shares of restricted stock have been awarded under the Equity Incentive Plan.

The Compensation Committee may award shares of restricted stock and determine the purchase price (if any), the duration of the restricted period during which, and the conditions under which, the shares may be forfeited to or repurchased by the Company, and the other terms and conditions of such awards. Shares of restricted stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may not permit the Company’s repurchase or forfeiture rights to lapse in less than three years; provided, however, that such lapsing is permitted so long as any such awards, together with all other such awards outstanding at the time, do not cover shares of Common Stock aggregating more than five percent of the shares of Common Stock reserved for issuance under the Equity Incentive Plan at the time.

Shares of restricted stock may not be sold, assigned, transferred, pledged, or otherwise encumbered, except as permitted by the Compensation Committee, during the restricted period.

A participant will have all the rights of a shareholder with respect to the restricted stock, including voting and dividend rights, subject to non-transferability restrictions and the Company’s repurchase or forfeiture rights and subject to any other conditions of the award.

Stock Units

The Compensation Committee may award stock units subject to such terms, restrictions, conditions, performance criteria, vesting requirements, and payment rules as the Compensation Committee may determine. Shares of Common Stock awarded in connection with a stock unit may be issued for no cash consideration or such minimum consideration as may be required by applicable law. To date, no stock units have been awarded under the Equity Incentive Plan.

General Provisions Applicable to Awards

The Compensation Committee may determine whether awards are settled in whole or in part in cash, Common Stock, other securities of the Company, other awards, or other property. The Compensation Committee may permit a participant to defer all or any portion of a payment under the Equity Incentive Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on deferred amounts denominated in Common Stock.

In the discretion of the Compensation Committee, any award under the Equity Incentive Plan may provide the participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an award.

In the event of a change in control of the Company, the Compensation Committee in its discretion may take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of an award, (ii) provide for the purchase of an award upon the participant’s request for an amount of cash or other property that could have been received upon the exercise or realization of an award had the award been currently exercisable or payable, (iii) adjust the terms of an award in a manner determined by the Compensation Committee, (iv) cause an award to be assumed, or new rights to be substituted for the award, by another entity, or (v) make such other provision as the Compensation Committee may consider equitable and in the best interests of the Company.

The participant must pay to the Company, or make provision satisfactory to the Compensation Committee for payment of, any tax withholding no later than the date of the event creating the tax liability. In the Compensation Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, valued at fair market value on the date of delivery. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the participant.

The Compensation Committee may amend, modify, or terminate any outstanding award, provided that the participant’s consent to such action is required unless the Compensation Committee determines that the action, taking into account any related action, would not materially and adversely affect the participant, and provided further that the Compensation Committee may not simultaneously terminate an option and grant a substitute option having a lower exercise price.

Miscellaneous

The Board may amend, suspend, or terminate the Equity Incentive Plan or any portion thereof at any time, provided that no amendment may be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

Awards may not be made under the Equity Incentive Plan after May 26, 2010, but outstanding awards may extend beyond such date.

Federal Income Tax Consequences of Options

Options granted under the Equity Incentive Plan may be either incentive stock options, which qualify under Section 422 of the Internal Revenue Code, or non-qualified stock options, which do not.

Incentive Stock Options

Neither the grant nor the exercise of an incentive stock option will result in either taxable income to the optionee or a tax deduction for the Company. However, the excess, if any, of the fair market value of the shares received upon exercise over the exercise price of the option is an adjustment to the optionee’s alternative minimum table income for the year in which the option is exercised. The alternative minimum tax is payable to the extent that it exceeds the regular income tax. The payment of any alternative minimum tax will not increase the optionee’s basis in the shares for purposes of the regular income tax.

If an optionee disposes of shares acquired upon exercise of an incentive stock option at least two years after the option grant and one year after the option exercise, then the difference between the amount realized on disposition and the exercise price will be treated as long-term capital gain or loss to the optionee. If, on the other hand, an optionee disposes of the shares before the expiration of both of the holding periods, then the lesser of (i) the excess, if any, of the fair market value of the shares received upon exercise over the exercise price of the option and (ii) the actual gain realized on disposition will be deemed to be compensation to the optionee and will be taxed at ordinary income tax rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided that the Company satisfies applicable reporting requirements with respect to such income in a timely manner. Any excess of the amount realized on disposition over the fair market value of the shares received upon exercise will be treated as long-term capital gain to the optionee if the optionee has held the shares for more than one year from the date of exercise.

Non-Qualified Stock Options

The grant of a non-qualified stock option will not result in taxable income to the optionee or a tax deduction for the Company. The exercise of a non-qualified stock option, however, will result in taxable ordinary income to the optionee and a corresponding deduction for the Company, in each case equal to the excess, if any, of the fair market value of the shares received upon exercise over the exercise price of the option. The optionee’s basis in the shares will be increased by the amount of taxable ordinary income recognized by the optionee. When the optionee disposes of the shares, he or she will recognize long-term capital gain or loss if the optionee has held the shares for more than one year from the date of exercise.

Options Received and to be Received Under the Equity Incentive Plan

The following table sets forth the amount of options received and to be received under the Equity Incentive Plan by (i) the named executive officers, including the former Chief Executive Officer of the Company, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) each nominee for election as a director. Non-executive employees have not received options under the Equity Incentive Plan.

Individual/Group	Options Received (1)	Options to be Received (2)

Named Executive Officers
Thomas H. McLain President and Chief Executive Officer	417,074	15,514
Raafat E.F. Fahim, Ph.D. Senior Vice President, Technical and Production Operations	43,116	8,143
Henrik S. Rasmussen, M.D., Ph.D. Senior Vice President, Clinical, Medical, and Regulatory Affairs	45,750	8,532
Gary A. Siskowski Senior Vice President, Sales and Marketing	101,364	5,448
Mark L. Smith Senior Vice President, Finance, Chief Financial Officer, Chief Accounting Officer, and Treasurer	210,746	10,472
David J. Gury Former Chief Executive Officer	435,614	—

All current executive officers as a group (5 persons)	818,050	48,109

All current non-executive directors as a group (7 persons)	435,614	—

Director Nominees
David L. Castaldi	—	—
Geoffrey F. Cox, Ph.D.	—	—
George W. Ebright	—	—
Richard A. Harvey, Jr.	—	—
Linda Jenckes	—	—
Thomas H. McLain	417,074	15,514
Stephen G. Sudovar	—	—

(1)	Includes options that have been exercised. Mr. McLain has also received 213,356 options under the Company’s 1990 Equity Incentive Plan; Mr. Siskowski has also received 37,500 options under the Company’s 1998 Non-Qualified Employee Stock Option Plan; Mr. Smith has also received 51,831 options under the Company’s 1990 Equity Incentive Plan; and Mr. Gury has also received 1,402,356 options under the Company’s 1990 Equity Incentive Plan and 475,066 options under the Company’s Incentive Stock Option Plan. In connection with Mr. Gury’s retirement agreement, 37,875 options granted to him have been cancelled.

(2)	Subject to stockholder approval of the proposed amendment to the Equity Incentive Plan and continued employment of the recipients, these options will be awarded on the date of the Annual Meeting and will contain the same terms as options previously granted by the Company and described above under “Material Features of Equity Incentive Plan—Options.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 4

APPROVAL OF THE 2004 STOCK PLAN FOR

NON-EMPLOYEE DIRECTORS

2004 Stock Plan for Non-Employee Directors

On February 12, 2004, the Board of Directors adopted, subject to stockholder approval, the 2004 Stock Plan for Non-Employee Directors (the “Directors Plan”). Proposal 4 seeks stockholder approval of the Directors Plan.

The purpose of the Directors Plan is to advance the interests of the Company by increasing the proprietary interests in the Company of non-employee members of the Board of Directors by providing a portion of their compensation in options to acquire shares of Common Stock and also by providing the opportunity to receive in shares a portion of the cash compensation otherwise due them.

The Directors Plan will replace the Company’s current Stock Plan for Non-Employee Directors. Following amendments to the current plan in 1999, 300,000 shares of Common Stock were reserved for issuance under the plan. As of March 30, 2004, 90,605 shares had been issued under the current plan, and 195,000 additional shares were subject to outstanding options granted under the current plan. As a result, only 14,395 shares were available for future grants under the current plan as of that date, assuming that all outstanding options are exercised in full.

Vote Required

Under the Company’s by-laws, the affirmative vote of a majority of the votes properly cast on this proposal will be required to approve the Directors Plan. Abstentions and broker non-votes will have no effect on this proposal.

Material Features of the Directors Plan

The material features of the Directors Plan are described below. The complete text of the Directors Plan is included as Appendix C to this proxy statement.

Administration

The Directors Plan will be administered by the Board of Directors of the Company. The Board will have authority (i) to grant options to such directors as are eligible to receive options, (ii) to determine the number of shares subject to each option, and (iii) to determine the terms and conditions of each option. The Board may delegate some or all of its powers with respect to the Directors Plan to a committee.

Shares Subject to Directors Plan

A maximum of 500,000 shares may be issued under the Directors Plan. In the event of a stock dividend, stock split or combination of shares, recapitalization, or other change in the Common Stock, then the number and kind of shares subject to outstanding options, the maximum number of shares that may be delivered under the Directors Plan, the option exercise price, and other relevant option provisions will be appropriately adjusted by the Board of Directors. The Board may also adjust the terms of outstanding options to take into consideration acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Directors Plan or in the value of such options.

Eligibility

Directors who are not present or former employees of the Company or any subsidiary of the Company will be eligible to receive options under the Directors Plan and to elect to receive shares in lieu of cash compensation. As of March 30, 2004, the Company had six directors who would be eligible to participate in the Directors Plan.

Terms and Conditions of Options

On the date of initial election to the Board of a non-employee director and on the date of each meeting of stockholders at which a non-employee director is reelected to the Board, he or she will be awarded an option covering a number of shares to be determined by the Board of Directors at the time in its sole discretion. The Board currently plans that such awards will cover 10,000 shares each.

The exercise price of each option will be the fair market value per share at the time that the option is granted. The latest date on which an option may be exercised will be ten years from the date that the option was granted. Each option will become exercisable to the full extent of all shares covered thereby six months after the date of grant or, if earlier, on the date that the non-employee director’s service on the Board terminates as a result of death or disability.

Any exercise of an option must be accompanied by payment in full for the number of shares for which the option is exercised. Shares purchased under the Directors Plan may be paid for (i) in cash or by check or other instrument acceptable to the Board, (ii) through the delivery of shares of Common Stock, (iii) by broker-assisted cashless exercise, or (iv) by any combination of the permissible forms of payment.

If a non-employee director’s service on the Board terminates (other than as a result of death or disability), then all options held by him or her that are not exercisable will terminate on the date that such service terminates. Options that are exercisable on the date that the non-employee director’s service on the Board terminates will continue to be exercisable for a period of 12 months thereafter (but not beyond their stated term if earlier).

Upon the consummation of (i) the dissolution of the Company, (ii) the sale of all or substantially all of the assets of the Company, (iii) a merger, reorganization, or consolidation in connection with a change in control of the Company, (iv) the sale of all or a majority of the Common Stock, or (v) any other transaction in connection with a change in control of the Company, then all options under the Directors Plan will terminate, but prior to such termination, all options outstanding under the Directors Plan (including those that are not otherwise exercisable) may be exercised.

Except to the extent that the Board of Directors may otherwise determine, no option may be transferred other than by will or by the laws of descent and distribution, and during a director’s lifetime an option may be exercised only by him or her.

Election to be Paid Annual Retainer in Shares

A non-employee director may elect to be paid his or her annual retainer as a director of the Company, in whole or in part, in shares of Common Stock. Any such election must approved in advance by the Board of Directors. For purposes of determining the number of shares of Common Stock to be delivered to a non-employee director, the amount of the annual retainer will be divided by the fair market value of a share of Common Stock on the that date the annual retainer is to be paid.

Amendment and Termination

The Board may terminate the Directors Plan, but options previously granted and elections previously made shall not be affected thereby. The Board may amend the Directors Plan or any outstanding option for any purpose which may at the time be permitted by law, provided that no such amendment shall adversely affect the rights of any non-employee director (without his or her consent) under any option previously granted.

Federal Income Tax Consequences of Options

Options granted under the Directors Plan will be non-qualified stock options. The grant of an option will not result in taxable income to the director or a tax deduction for the Company. The exercise of an option, however, will result in taxable ordinary income to the director and a corresponding deduction for the Company, in each case equal to the excess, if any, of the fair market value of the shares received upon exercise over the exercise price of the option. The director’s basis in the shares will be increased by the amount of taxable ordinary income recognized by the director. When the director disposes of the shares, he or she will recognize long-term capital gain or loss if the director has held the shares for more than one year from the date of exercise.

Options to be Received Under the Directors Plan

The following table sets forth the amount of options to be received under the Directors Plan by (i) all current directors who are not executive officers as a group and (ii) each nominee for election as a director. Executive officers and non-executive employees will not be eligible to receive options under the Directors Plan.

Individual/Group	Option to be Received (1)

All current non-executive directors as a group (7 persons)	60,000

Director Nominees
David L. Castaldi	10,000
Geoffrey F. Cox, Ph.D.	10,000
George W. Ebright	10,000
Richard A. Harvey, Jr.	10,000
Linda Jenckes	10,000
Thomas H. McLain	—
Stephen G. Sudovar	10,000

(1)	The Board of Directors intends to grant the amount of options set forth in this column, subject to stockholder approval of the Directors Plan and continued service of the recipients.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity securities of the Company are authorized for issuance under the 1990 Equity Incentive Plan, the 1998 Non-Qualified Employee Stock Option Plan, the 2000 Equity Incentive Plan, the Stock Plan for Non-Employee Directors, the 2000 Employee Stock Purchase Plan, and the other compensation arrangements described below.

The following table provides information with respect to the Company’s equity compensation plans as of December 27, 2003.

Equity Compensation Plan Information

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	2,784,750		$7.48	852,110	(1)
Equity compensation plans not approved by security holders	4,417,577	(2)	$6.20	1,746,503
Total	7,202,327		$6.70	2,598,613

(1)	Includes 563,590 shares available for purchase under the 2000 Employee Stock Purchase Plan.

(2)	Excludes 45,479 shares to be issued upon exercise of outstanding options that were assumed in connection with the acquisition of Univax Corporation. These options have a weighted-average exercise price of $6.91 per share.

The closing price of the Common Stock on The Nasdaq National Market on March 30, 2004, was $15.71 per share.

1998 Non-Qualified Employee Stock Option Plan

The Board has adopted the 1998 Non-Qualified Employee Stock Option Plan (the “1998 Plan”), which provides for the award of up to 7,400,000 shares of Common Stock in the form of non-qualified stock options. The 1998 Plan has not been approved by the Company’s stockholders. The number of shares to be issued upon exercise of outstanding options and available for future grants under the 1998 Plan is subject to adjustment in the event of a stock dividend, stock split or combination of shares, recapitalization, or other change in the Company’s capital stock, as described in the 1998 Plan.

Persons eligible to receive awards under the 1998 Plan include all employees, consultants, and advisors of the Company who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. Directors and officers of the Company are not eligible to receive awards under the 1998 Plan.

The exercise price of options granted under the 1998 Plan may not be less than the par value of the Common Stock. The expiration date of options granted under the 1998 Plan may not be more than ten years after the date of grant.

Options granted under the 1998 Plan generally have an exercise price equal to the fair market value of the Common Stock on the date of grant. The options generally become exercisable in four equal annual installments beginning one year after the date of grant. In the event that an optionee’s employment or service with the Company terminates for any reason other than by death, options that are not then exercisable generally terminate immediately, but options that are exercisable on the date that employment or service terminates generally continue to be exercisable for a period of 90 days or such longer period as the Board may determine, but in no event beyond the option expiration date.

In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of the Common Stock are exchanged for securities, cash, or other property of any other business entity or in the event of a liquidation of the Company, then the Board may, in its discretion, (i) provide that outstanding options shall be assumed or replaced, (ii) provide that all unexercised options will terminate within a specified period, (iii) provide for a cash payment in exchange for the termination of outstanding options, or (iv) provide that outstanding options shall become exercisable in full immediately prior to such event.

As of December 27, 2003, 4,284,244 shares were subject to outstanding options granted under the 1998 Plan, and 1,746,503 shares were available for future grants under the 1998 Plan.

Other Compensation Arrangements

In July 2000, the Company issued a warrant to purchase 133,333 shares of Common Stock to an investment banking firm in connection with a private placement of Common Stock from which the Company realized $9.3 million, net of issuance costs. The warrant has an exercise price of $7.50 and expires in July 2005.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information concerning the compensation of the current and former Chief Executive Officers of the Company and certain other highly compensated executive officers for each of the Company’s last three completed fiscal years (such executive officers, including the current and former Chief Executive Officers, are sometimes collectively referred to in this proxy statement as the “Named Executive Officers”).

	Year	Annual Compensation			Long-Term Compensation Awards	All Other Compensation ($)
Name and Principal Position		Salary ($)(1)	Bonus ($)(2)	Other Annual Compensation ($)	Securities Underlying Options (#)
Thomas H. McLain President and Chief Executive Officer	2003 2002 2001	342,000 274,615 252,192	232,103 225,494 419,965	16,383(3) — —	60,915 62,336 191,100	36,833(4) 30,180 20,580

Raafat E.F. Fahim, Ph.D. Senior Vice President, Technical and Production Operations (5)	2003 2002 2001	189,231 — —	125,270 — —	86,145(3) — —	40,000 — —	8,271(4) — —

Henrik S. Rasmussen, M.D., Ph.D. Senior Vice President, Clinical, Medical, and Regulatory Affairs (6)	2003 2002 2001	221,654 — —	143,731 — —	— — —	40,000 — —	8,197(4) — —

Gary A. Siskowski Senior Vice President, Sales and Marketing	2003 2002 2001	198,335 190,212 156,723	79,573 85,239 93,656	6,830(3) — —	32,317 33,823 17,500	20,683(4) 20,774 9,909

Mark L. Smith Senior Vice President, Finance, Chief Financial Officer, Chief Accounting Officer, and Treasurer	2003 2002 2001	248,904 208,673 191,665	132,217 118,910 155,925	10,568(3) — —	41,208 35,314 90,230	26,605(4) 8,180 9,580

David J. Gury Former Chief Executive Officer (7)	2003 2002 2001	359,405 483,000 476,808	— 384,854 900,302	30,831(3) 31,767(3) 16,419(3)	119,369 130,945 185,300	3,592,035(4)(8) 35,462 52,862

(1)	Includes for certain individuals accrued unused vacation reimbursements that were paid in cash.

(2)	Includes bonuses accrued or earned in each year whether or not such bonuses were paid in that year.

(3)	Includes (i) reimbursements of $12,618, $3,441, $6,883, and $12,618 paid to Messrs. McLain, Siskowski, Smith, and Gury, respectively, for taxes payable by the officers on contributions made by the Company under its Supplemental Executive Retirement Plan; (ii) reimbursements of $3,765, $3,389, and $3,685 paid to Messrs. McLain, Siskowski, and Smith, respectively, for taxes payable by the officers on disability insurance premiums paid by the Company; (iii) relocation expenses in the amount of $86,145 paid by the Company on behalf of Dr. Fahim; and (iv) reimbursements to Mr. Gury of $16,419, $31,767, and $18,213 in 2001, 2002, and 2003, respectively, for taxes payable by Mr. Gury on life insurance premiums paid by the Company.

(4)

Includes (i) premiums for life insurance in the amounts of $270, $774, $180, $27,417, $271, and $197 paid by the Company on behalf of Messrs. McLain, Siskowski, Smith, and Gury, and Drs. Fahim and Rasmussen, respectively, during 2003; (ii) contributions made by the Company under its 401(k) plan in the amount of $8,000 each on behalf of Messrs. McLain, Siskowski, and Smith, and Drs. Fahim and Rasmussen

for 2003; (iii) contributions made by the Company under its Supplemental Executive Retirement Plan in the amounts of $22,000, $6,000, $12,000, and $22,000 on behalf of Messrs. McLain, Siskowski, Smith, and Gury, respectively, during 2003; and (iv) premiums for disability insurance in the amounts of $6,563, $5,909, and $6,425 paid by the Company on behalf of Messrs. McLain, Siskowski, and Smith, respectively, during 2003.

(5)	Dr. Fahim joined the Company in March 2003.

(6)	Dr. Rasmussen joined the Company in February 2003.

(7)	Mr. Gury retired as Chief Executive Officer and an employee of the Company effective June 20, 2003.

(8)	Also includes (i) consulting fees of $263,214 paid to Mr. Gury in 2003 and (ii) $1,166,468, $1,056,468, and $1,056,468 payable to Mr. Gury in 2004, 2005, and 2006, respectively, under the terms of his retirement agreement.

Option/SAR Grants in Last Fiscal Year

The following table contains information concerning individual grants of stock options made during the Company’s last completed fiscal year to each of the Named Executive Officers. To date, the Company has not granted stock appreciation rights.

	Individual Grants					Potential Realizable
Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted To Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date	Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms 5%($) 10%($)
Thomas H. McLain	60,915	(1)	4.0%	5.511	02/03/13	211,122	535,023
Raafat E.F. Fahim, Ph.D	40,000	(1)	2.6%	5.60	03/10/13	140,872	356,998
Henrik S. Rasmussen, M.D., Ph.D.	40,000	(1)	2.6%	5.18	02/18/13	130,307	330,223
Gary A. Siskowski	32,317	(1)	2.1%	5.511	02/03/13	112,006	283,844
Mark L. Smith	41,208	(1)	2.7%	5.511	02/03/13	142,820	361,935
David J. Gury	119,369	(2)	7.8%	5.511	(2)	258,702	633,085

(1)	The options become exercisable in four equal annual installments beginning one year from the date of grant. The Compensation Committee may at any time accelerate the exercisability of any option. In addition, in the event of a change in control of the Company, the Compensation Committee may take such actions with respect to the options as it considers equitable and in the best interests of the Company. Under the terms of their employment agreements, if any of Messrs. McLain, Siskowski, and Smith is terminated without cause, then each of his non-vested options will immediately vest and be exercisable for one year following his termination date, but in no event later than the original option expiration date. Under the terms of their change of control agreements, if any of Messrs. McLain, Siskowski, and Smith, and Drs. Fahim and Rasmussen is terminated in connection with a change of control, then each of his non-vested options will immediately vest and be exercisable for specified periods, but in no event later than the original option expiration date.

(2)	Under the terms of Mr. Gury’s retirement agreement, the options became fully exercisable as of June 20, 2003. Options to purchase 59,685 shares will expire on June 19, 2006, and options to purchase the remaining 59,684 shares will expire on February 3, 2013.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table contains information concerning each exercise of stock options during the Company’s last completed fiscal year by each of the Named Executive Officers and the fiscal year-end value of unexercised options, provided on an aggregated basis.

	Number of Securities Underlying Options Exercised (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 27, 2003(#)	Value of Unexercised In-the-Money Options at December 27, 2003($)(1)
Name			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Thomas H. McLain	—	—	313,951/213,756	2,233,295/1,332,671
Raafat E.F. Fahim, Ph.D	—	—	—/40,000	—/252,000
Henrik S. Rasmussen, M.D., Ph.D.	—	—	—/40,000	—/268,800
Gary A. Siskowski	—	—	32,205/71,435	153,475/359,687
Mark L. Smith	—	—	117,816/100,767	683,843/549,601
David J. Gury	639,311	2,095,637	559,856/—	2,801,652/—

(1)	Calculated using the difference between the option exercise price and $11.90 per share, the closing price of the Common Stock on The Nasdaq National Market (“Nasdaq”) on December 26, 2003. The closing price of the Common Stock on Nasdaq on March 30, 2004, was $15.71 per share.

Employment Agreements

The Company has employment agreements with Messrs. McLain, Siskowski, and Smith. The employment agreements with Messrs. McLain and Smith expired on March 31, 2004. The Company has offered to renew each of their employment agreements on terms no less favorable to them than the current terms. The employment agreement with Mr. Siskowski expires on September 30, 2004. The Company had an employment agreement with Mr. Gury, which was superceded by his retirement agreement, described below. As of December 27, 2003, the salaries paid under the employment agreements with Messrs. McLain, Siskowski, and Smith were $380,000, $196,600, and $245,000 per year, respectively. Such salaries are subject to discretionary annual increases as determined by the Compensation Committee. Under the employment agreements, the executive officers are eligible to participate in the Company’s fringe benefit programs and are entitled to receive such bonus or other compensation as determined by the Compensation Committee. In addition, the executive officers are entitled to receive a monthly automobile allowance.

Each of the employment agreements provides that it may be terminated by either the employee or the Company prior to the expiration of its term; however, if any of the employees is terminated without cause, or if any of them gives notice of termination within 30 days after the expiration of the employment period and the Company has not offered to renew the agreement on terms no less favorable to him than the terms then in effect, then he is entitled to receive the following severance benefits: (i) severance pay of 12 months of his base salary as in effect at the time of such termination, (ii) pro rated bonus compensation, (iii) the continuation of fringe benefits for 12 months, and (iv) immediate vesting of any non-vested stock options held by the employee, which will be exercisable for one year after the termination date, but in no event later than the original option expiration date. Each of the employment agreements provides that the employee will not compete with the Company for a period of one year after his employment terminates.

Change of Control Agreements

The Company has entered into change of control agreements with each of Messrs. McLain, Siskowski, and Smith, and Drs. Fahim and Rasmussen. Although specific rights and obligations are different under each agreement, the general terms of these agreements are similar. Each of the change of control agreements provides for severance benefits in the event that the employee’s employment terminates in connection with a change of control. Primarily, the change of control agreements provide for the payment of an amount equal to a multiple of the sum of (a) the higher of (i) the employee’s current annual base salary or (ii) the employee’s base salary immediately prior to the change of control plus (b) the employee’s average bonuses for the three most recently ended fiscal years prior to the change of control. For Mr. McLain, the multiple is two. For Mr. Smith and Drs. Fahim and Rasmussen, the multiple is one and one-half. For Mr. Siskowski, the multiple is three-fourths

In addition, the change of control agreements provide for the following severance benefits: (i) the continuation of employee benefit programs for specified periods, (ii) the payment by the Company of any compensation previously deferred by the employee within five days of termination, (iii) accelerated vesting of any outstanding stock options held by the employee, which will be exercisable for specified periods, but in no event later than the original option expiration date, and (iv) the payment by the Company for outplacement services provided to the employee.

Retirement Agreement

Mr. Gury retired as Chief Executive Officer and an employee of the Company effective June 20, 2003. Mr. Gury has continued to serve as non-executive Chairman of the Board of Directors, but he is not standing for reelection as a director at the Annual Meeting. In connection with his retirement, the Company has entered into a retirement agreement with Mr. Gury. Under the retirement agreement, from June 21, 2003 to December 31, 2003, Mr. Gury served as a non-employee consultant to assist in the Company’s transition to a new Chief Executive Officer. During this period, Mr. Gury continued to receive the same compensation and benefits as before the retirement date, including consulting fees of $263,214. The retirement agreement provides that, during 2004, 2005, and 2006, the Company shall pay to Mr. Gury $1,166,468, $1,056,468, and $1,056,468 in equal bi-weekly installments. Also, the retirement agreement accelerated the exercisability and extended the expiration date of certain stock options owned by Mr. Gury, on the same terms to which Mr. Gury would have been entitled under his existing employment agreement.

In establishing the terms of Mr. Gury’s retirement agreement, the Board of Directors determined that the financial statement impact of this agreement should not be materially greater than the financial statement impact of the severance benefits to which Mr. Gury would have been entitled under his existing employment agreement. The Board of Directors and the Compensation Committee also relied upon the advice of an independent compensation consulting firm as to the appropriate economic value for Mr. Gury’s retirement package based upon a survey of other companies that the consulting firm believed to be comparable to the Company.

Comparative Stock Performance

The following graph and chart compare, during the five-year period commencing December 31, 1998 and ending December 31, 2003, the annual change in the cumulative total return on the Common Stock with the NASDAQ Stock Market (U.S.), and the NASDAQ Biotech, and the NASDAQ Pharmaceutical Stocks indices, assuming the investment of $100 on December 31, 1998 (at the market close) and the reinvestment of any dividends.

In past years, the Company has used the NASDAQ Pharmaceutical Stocks index as a line-of-business peer group index for purposes of this comparison. The Company has decided to use the NASDAQ Biotech index instead of the NASDAQ Pharmaceutical Stocks index in future years, because the Company believes that the NASDAQ Biotech index more accurately reflects the Company’s line of business.

COMPENSATION COMMITTEE REPORT

Management Compensation Program.    The Company’s management compensation program (the “Program”) was developed by the Compensation Committee with the assistance of an outside compensation consultant and the Company’s Vice President of Human Resources, and incorporates the results of a study undertaken by the World At Work (formerly the American Compensation Association). The Program, which is based upon the compensation practices of comparable companies included in the study, is founded on the following principles. First, the Program should develop a strong link between the achievement of organizational goals and individual compensation. Second, the Program should assure total compensation opportunities that are above comparable companies when the Company’s performance is superior to theirs and below such companies if the Company’s performance is inferior to theirs. Third, the Program should allow the Company to attract and retain individuals whose performance will enhance stockholder value of the Company.

Comparator Group.    The Company uses a comparator group of companies in the pharmaceutical/healthcare industry (the “Comparator Group”) to serve as the basis for determining the appropriate levels of cash-based compensation provided to the Company’s executive officers. The companies in the Comparator Group are selected by the Compensation Committee with the assistance of an outside compensation consultant based on their comparability to the Company as determined by factors such as total revenue, market capitalization, and business focus.

Executive Compensation.     There are three principal components of the compensation provided to the Company’s executive officers: base salary, annual bonus, and equity incentive compensation.

Base Salary.    The Compensation Committee approves base salaries for the Chief Executive Officer and other executive officers after a structured annual review with input from the Chief Executive Officer regarding the other executive officers. This annual review includes an examination of salary levels of the Comparator Group to determine whether the Company’s salary levels for its executive officers are commensurate with the median salary levels of executives at Comparator Group companies with comparable responsibilities. Base salary decisions are made after a review of three equally weighted criteria: (i) performance relative to corporate budgets, (ii) performance on specific projects, and (iii) management attributes and skills performance. In February 2003, the Compensation Committee established base salary levels for 2003.

Annual Bonus.    The Compensation Committee approves annual bonuses for the Chief Executive Officer and the other executive officers to reward individual and corporate performance, and to motivate and retain employees to achieve strategic objectives in the future. Historically, bonuses have been based on revenue and profitability. The Compensation Committee believes that 2003 was a transformational year for the Company and, although the revenue and profitability targets for the year were not achieved as a result of significant unanticipated developments, a number of important accomplishments were achieved during the year that increased stockholder value and set the stage for future increases in stockholder value. To reward the individuals who played a major role in these accomplishments and to motivate those persons who the Company believes will play a significant continuing role with the Company, the Compensation Committee decided to award approximately 50% of the “at target” bonus opportunity pool under the Company’s 2003 VIP Management Incentive Plan to plan participants, including the Chief Executive Officer and the other executive officers, continuing with the Company in 2004 based upon their performance in 2003. For 2004 and future years, the Compensation Committee is revising the bonus program to change its focus by tying bonus payments to achievement of the Company’s principal business objectives, including but not limited to achievement of clinical, regulatory, operational, and marketing goals.

Equity Incentive Compensation.    The Company’s Chief Executive Officer and other executive officers receive long-term performance-based compensation in the form of option awards under the Company’s stock option plans. The Compensation Committee believes that equity-based compensation motivates the Company’s executive officers to have an interest in the long-term success of the Company. All options granted by the

Company have an exercise price equal to the market price of the Common Stock on the grant date. Accordingly, options have value only when the price of the Common Stock exceeds the price on the grant date. Vesting is used to encourage executive officers to remain with the Company. In February 2003, the Compensation Committee approved the issuance of options to the Company’s executive officers in order to provide them with a continuing incentive to perform and to further align their interests with those of the Company’s stockholders. The Compensation Committee considered, among other factors, options already held when granting new awards for 2003. The Compensation Committee intends to consider whether to continue its practice of providing equity incentives solely through stock option awards or whether other approaches should be utilized.

Other Compensation.    In May 2003, the Compensation Committee approved an executive bonus plan to replace the Company’s split-dollar life insurance plan for executive officers. The Compensation Committee is authorized to make discretionary compensation awards from time to time, including restricted stock awards.

Chief Executive Officer Compensation.     The Chief Executive Officer’s base salary, annual bonus, and equity incentive compensation are established by the Compensation Committee in accordance with the general guidelines set forth above.

Mr. Gury retired as Chief Executive Officer and an employee of the Company effective June 20, 2003. In connection with his retirement, the Company has entered into a retirement agreement with Mr. Gury. The Compensation Committee approved the terms of this agreement. See “Retirement Agreement” on page 18 of this proxy statement.

On June 20, 2003, the Board of Directors elected Mr. McLain to serve as the Company’s Chief Executive Officer. In August 2003, after considering compensation survey information for chief executive officers of other companies believed to be comparable to the Company, prepared by an independent compensation consulting firm, the Compensation Committee increased Mr. McLain’s annual salary to $380,000, effective June 20, 2003, the date that Mr. McLain became Chief Executive Officer of the Company. In March 2004, the Compensation Committee awarded Mr. McLain a bonus of $232,103 under the program described above under “Annual Bonus.”

Respectfully submitted by,

The Compensation Committee

Stephen G. Sudovar, Chairman

David L. Castaldi

George W. Ebright

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s financial statements and financial reporting process, including the Company’s internal controls. The Company’s principal independent public accountants, Ernst & Young LLP, are responsible for performing an audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. Although the Audit Committee is responsible for overseeing these processes, it does not prepare or audit the Company’s financial statements or certify that they are complete or accurate.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended December 27, 2003, with management and Ernst & Young LLP. The Audit Committee has met with Ernst & Young LLP, with and without management present, and has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect, which includes, among other items, matters relating to the conduct of an audit of financial statements. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2003, for filing with the Securities and Exchange Commission.

The Audit Committee has appointed Ernst & Young LLP to serve as the Company’s principal independent public accountants for the current fiscal year.

Respectfully submitted by,

The Audit Committee

David L. Castaldi, Chairman

Geoffrey F. Cox, Ph.D.

Linda Jenckes

INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP served as the Company’s principal independent public accountants for the fiscal year ended December 27, 2003. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed by Ernst & Young LLP for each of the Company’s last two fiscal years.

	2003	2002
Audit Fees	$408,000	$252,700
Audit-Related Fees(1)	143,095	38,515
Tax Fees(2)	—	13,200
All Other Fees(3)	—	15,232

Total Fees	$551,095	$319,647

(1)	Consists of fees billed for employee benefit plan audits, accounting research and consultation, and, for 2003, an audit in connection with the acquisition of the worldwide rights to PhosLo® (Calcium Acetate) completed in August 2003.

(2)	Consists of fees billed for domestic and international tax consulting.

(3)	Consists of fees billed for human resources consulting incurred prior to July 30, 2002.

The Audit Committee or its chairman pre-approves all auditing and non-audit services (except de minimis non-audit services and auditing services within the scope of an approved engagement of the auditor) provided to the Company by the Company’s independent public accountants. There were no de minimis non-audit services or auditing services provided to the Company in 2003 that were not approved by the Audit Committee or its chairman.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 30, 2003 (unless otherwise noted) as to the Common Stock beneficially owned by (i) all directors and nominees, (ii) each Named Executive Officer, (iii) directors and executive officers of the Company as a group, and (iv) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock. Unless otherwise noted, this information has been provided by the persons named in the table.

Name of Beneficial Owner	Amount of Beneficial Ownership(1)	Percent of Class
Directors and Nominees
David L. Castaldi	67,215(2)	*
Geoffrey F. Cox, Ph.D.	40,002(3)	*
George W. Ebright	43,578(4)	*
David J. Gury	1,160,015(5)	2.0%
Richard A. Harvey, Jr.	45,996(6)	*
Linda Jenckes	44,247(7)	*
Thomas H. McLain	452,815(8)	*
Stephen G. Sudovar	26,497(9)	*

Named Executive Officers
Thomas H. McLain	452,815(8)	*
Raafat E.F. Fahim, Ph.D.	11,547(10)	*
Henrik S. Rasmussen, M.D., Ph.D.	10,000(11)	*
Gary A. Siskowski	56,065(12)	*
Mark L. Smith	173,748(13)	*
David J. Gury	1,160,015(5)	2.0%

Directors and executive officers as a group (12 persons)	2,131,725(14)	3.6%

5% Beneficial Owners
Deerfield Capital, L.P. et al.	3,000,300(15)	5.2%
780 Third Avenue, 37th Floor New York, NY 10017
Heartland Advisors, Inc	3,225,900(16)	5.6%
789 North Water Street Milwaukee, WI 53202

*	Less than 1%.

(1)	Unless otherwise noted, the nature of beneficial ownership consists of sole voting and investment power.

(2)	Consists of (i) 31,015 shares of Common Stock owned by Mr. Castaldi, (ii) 6,200 shares of Common Stock owned by Mr. Castaldi’s wife and daughter, as to which Mr. Castaldi disclaims beneficial ownership, and (iii) 30,000 shares of Common Stock that may be acquired under stock options that are presently exercisable.

(3)	Consists of (i) 10,002 shares of Common Stock owned by Dr. Cox and (ii) 30,000 shares of Common Stock that may be acquired under stock options that are presently exercisable.

(4)	Consists of (i) 6,078 shares of Common Stock owned by Mr. Ebright and (ii) 37,500 shares of Common Stock that may be acquired under stock options that are presently exercisable.

(5)	Consists of (i) 497,559 shares of Common Stock owned by Mr. Gury, (ii) 102,600 shares of Common Stock owned by Mr. Gury’s immediate family, as to which Mr. Gury disclaims beneficial ownership, and (iii) 559,856 shares of Common Stock that may be acquired under stock options that are presently exercisable.

(6)	Consists of (i) 8,496 shares of Common Stock owned by Mr. Harvey and (ii) 37,500 shares of Common Stock that may be acquired under stock options that are presently exercisable.

(7)	Consists of (i) 6,747 shares of Common Stock owned by Ms. Jenckes and (ii) 37,500 shares of Common Stock that may be acquired under stock options that are presently exercisable.

(8)	Consists of (i) 45,083 shares of Common Stock jointly owned by Mr. McLain and his wife, (ii) 130 shares of Common Stock owned by Mr. McLain’s children, as to which Mr. McLain disclaims beneficial ownership, and (iii) 407,602 shares of Common Stock that may be acquired under stock options that are presently exercisable or will be exercisable on May 29, 2004.

(9)	Consists of (i) 3,997 shares of Common Stock owned by Mr. Sudovar and (ii) 22,500 shares of Common Stock that may be acquired under stock options that are presently exercisable.

(10)	Consists of (i) 1,547 shares of Common Stock owned by Dr. Fahim and (ii) 10,000 shares of Common Stock that may be acquired under stock options that are presently exercisable or will be exercisable as of May 29, 2004.

(11)	Consists of 10,000 shares of Common Stock that may be acquired under stock options that are presently exercisable or will be exercisable as of May 29, 2004.

(12)	Consists of (i) 2,705 shares of Common Stock owned by Mr. Siskowski, (ii) 245 shares of Common Stock owned by Mr. Siskowski’s wife, as to which Mr. Siskowski disclaims beneficial ownership, and (iii) 53,115 shares of Common Stock that may be acquired under stock options that are presently exercisable or will be exercisable as of May 29, 2004.

(13)	Consists of (i) 16,286 shares of Common Stock owned by Mr. Smith and (ii) 157,462 shares of Common Stock that may be acquired under stock options that are presently exercisable or will be exercisable as of May 29, 2004.

(14)	See notes 2-13.

(15)	The information in the table and this note is derived from a questionnaire completed on March 1, 2004, by Deerfield Capital, L.P., which shares voting and investment power over 1,530,143 shares, Deerfield Partners, L.P., which shares voting and investment power over 1,530,143 shares, Deerfield Management Company, L.P. which shares voting and investment power over 1,470,157 shares, Deerfield International Limited, which shares voting and investment power over 1,470,157 shares, and Arnold H. Snider, the president of the general partner of each of the foregoing entities, who shares voting and investment power over 3,000,300 shares.

(16)	The information in the table and this note is derived from a Schedule 13G/A filed with the SEC on February 12, 2004 by Heartland Advisors, Inc., a registered investment advisor, and William J. Nasgovitz, the president and principal shareholder of Heartland Advisors, Inc., which share voting power over 3,079,300 shares and share investment power over 3,225,900 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Richard A. Harvey, Jr., a director of the Company, is the President of Stonebridge Associates, LLC, an investment banking firm (“Stonebridge”). In October 2001, the Company retained Stonebridge to provide financial advisory services in connection with the Company’s corporate expansion strategy for a quarterly retainer of $150,000. In October 2002, the Company amended its agreement with Stonebridge. Under the amendment, instead of a quarterly retainer, Stonebridge was entitled to a monthly retainer of $30,000 plus certain hourly charges (subject to a maximum total monthly fee of $50,000) for October 2002 and each month thereafter. Stonebridge acted as the Company’s financial advisor in connection with the acquisition of the worldwide rights to PhosLo® (Calcium Acetate) completed in August 2003. Upon completion of the transaction, the Company terminated its agreement with Stonebridge. During 2003, the Company paid total fees and expenses to Stonebridge of approximately $500,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and written representations from reporting persons that no Form 5 is required, the Company believes that all reporting persons filed on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during the most recent fiscal year, with the following exception.

David J. Gury, a director of the Company, filed an amended Form 5 on March 22, 2004, reporting (i) two gifts of 10,000 shares each on June 17, 2003, and September 23, 2003, (ii) a decrease in his indirect beneficial ownership as a result of resigning as trustee of a trust for the benefit of his children, and (iii) a decrease in his indirect beneficial ownership as a result of a historical reporting error.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Under the federal securities laws, the deadline for submitting stockholder proposals for inclusion in the Company’s proxy statement and form of proxy for the Company’s next annual meeting is December 10, 2004. Under the Company’s by-laws, notice of a stockholder proposal is considered untimely unless it is delivered to or mailed and received at the principal executive offices of the Company not later than 90 days before the meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the meeting date is given or made to stockholders, then notice by the stockholder, to be timely, must be received no later than the close of business on the tenth day after such notice of the meeting date was mailed or such prior public disclosure was made.

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each stockholder entitled to vote at the Annual Meeting, on the written request of such stockholder, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2003, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission. Written requests must be directed to Mark A. Soufleris, Vice President, Investor and Public Relations, Nabi Biopharmaceuticals, 5800 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487. The Company’s Annual Report on Form 10-K is also available free of charge through the Company’s Internet website at http://www.nabi.com.

OTHER MATTERS

The Board of Directors is not aware of any other matter to be presented for action at the Annual Meeting. However, if any such matter is presented for action, your proxy will confer discretionary authority to vote on the matter if the Company did not receive timely notice of the matter in accordance with the Company’s by-laws.

SOLICITATION OF PROXIES

The Company will bear the costs of soliciting proxies from its stockholders. In addition to soliciting proxies by mail, directors, officers, and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward solicitation materials to beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such custodians, nominees, and fiduciaries for reasonable expenses incurred by them in connection therewith.

The Company has engaged Morrow & Co., a proxy solicitation firm, to assist the Company in soliciting proxies for the Annual Meeting for a fee of $7,500 plus expenses.

By Order of the Board of Directors,

Constantine Alexander

Secretary

April 9, 2004

Appendix A

AUDIT COMMITTEE CHARTER

The Audit Committee has been established by the Board of Directors of Nabi Biopharmaceuticals (the “Company”) for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

The Audit Committee shall be comprised of at least three Directors who meet the independence, education and experience requirements of the Securities Exchange Act of 1934 and the Nasdaq National Market, Inc. (“Nasdaq”), as in effect from time to time. Except as the Board of Directors may otherwise determine, the Audit Committee shall make its own rules for the conduct of its business, but unless otherwise permitted by the Board, its business shall be conducted as nearly as may be in the same manner as the By-laws of the Company provide for the conduct of business by the Board of Directors.

The duties of the Audit Committee shall be as follows:

1.    The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any public accounting firm engaged by the Company (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such firm shall report directly to the Audit Committee.

2.    The Audit Committee shall monitor the independence of the Company’s accountants, including any relationship or services that may impact the objectivity and independence of the Company’s accountants and shall obtain a written statement from the Company’s accountants delineating all relationships between the accountants consistent with the requirements of Nasdaq. The Audit Committee (or one or more designated members thereof) shall pre-approve all auditing and non-audit services (except de minimis non-audit services and auditing services within the scope of an approved engagement of the accountant) provided to the Company by the accountant. These accountants shall be ultimately accountable to the Board of Directors of the Company and the Audit Committee as representatives of the stockholders.

3.    The Audit Committee shall review the Company’s financial statements to be filed with the Securities and Exchange Commission and the results of any independent audit thereof, including the adequacy of internal controls and financial accounting policies. The Audit Committee shall review management’s assessment of the effectiveness of the internal control structure and procedures of the Company for financial reporting and the auditor’s attestation and report on the assessment made by management. The Audit Committee shall review and discuss the Company’s annual audited financial statements with management and shall recommend to the Board of Directors whether these financial statements should be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

4.    The Audit Committee shall review reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (such as the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q), including the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, to the extent required by the rules and regulations of the Securities and Exchange Commission and Nasdaq.

5.    The Audit Committee shall establish procedures for:

(a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and

(b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

6.    The Audit Committee shall oversee or conduct special investigations or other functions at the request of the Board of Directors.

The Audit Committee shall have the authority to engage, and to determine appropriate compensation for, independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to any public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Audit Committee as provided in this charter and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet as a separate Committee at least four times per year and as often as it deems necessary to carry out its duties. The Audit Committee shall make regular reports to the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

A-2

Appendix B

2000 EQUITY INCENTIVE PLAN

(As adopted by the stockholders of the Company on May 26, 2000, and subsequently amended,

subject to stockholder approval, by the Board of Directors on February 12, 2004)

Section 1.    Purpose

The purpose of the 2000 Equity Incentive Plan (the “Plan”) of NABI (the “Company”) is to enable the Company and its subsidiaries to attract, retain and motivate their employees and consultants and to enable these employees and consultants to participate in the long-term growth of the Company by providing for or increasing the proprietary interests of such persons in the Company, thereby assisting the Company to achieve its long-range performance goals.

Section 2.    Definitions

As used in the Plan:

“Act” means the Securities Exchange Act of 1934, as amended.

“Award” means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Stock Unit awarded under the Plan.

“Board” means the Board of Directors of the Company.

“Committee” means the Compensation Committee of the Board or any successor thereto appointed by the Board and consisting of at least two or more “non-employee directors” as that term is defined in Rule 16b-3 promulgated under the Act.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” or “Stock” means the Common Stock, $0.10 par value, of the Company.

“Fair Market Value” means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

“Incentive Stock Option” means an option to purchase shares of Common Stock awarded to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code or any successor provision.

“Nonconforming Awards” shall mean any Award permitted under the provisos set forth in Sections 6(b) and 9(b).

“Non-qualified Stock Option” means an option to purchase shares of Common Stock awarded to a Participant under the Plan which is not intended to be an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option.

“Participant” means a person selected by the Committee to receive an Award under the Plan.

“Performance Cycle” or “Cycle” means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

“Performance Shares” means shares of Common Stock awarded to a Participant under Section 8.

“Restricted Period” means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Company.

“Restricted Stock” means shares of Common Stock awarded to a Participant under Section 9 which are subject to forfeiture.

“Stock Appreciation Right” or “SAR” means a right awarded to a Participant under Section 7.

“Stock Unit” means a share of Common Stock or a unit is valued in whole or in part by reference to, or otherwise based on, the value of a share of Common Stock, awarded to a Participant under Section 10.

Section 3.    Administration

The Plan shall be administered by the Committee. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operating of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Award, and to decide all disputes arising in connection with the Plan. The Committee’s decisions and interpretations shall be final and binding.

Section 4.    Eligibility

All employees and consultants of the Company or any of its subsidiaries, including any director who is an employee or consultant of the Company, shall be eligible to be Participants in the Plan.

Section 5.    Stock Available for Awards

(a)    Awards may be made under the Plan for up to 6,196,922 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated before exercise or is forfeited for any reason or settled in a manner that results in fewer shares of Common Stock outstanding than were initially awarded, including without limitation the surrender of shares of Common Stock in payment for the Award or any tax obligation thereon, the shares of Common Stock subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)    In the event that the Committee determines in its sole discretion that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, the Committee shall have the right to adjust equitably any or all of (i) the number and kind of shares of stock or securities in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

(c)    Subject to Section 6(a) below, the Company may make Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a subsidiary of the Company as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

(d)    In no event shall any Participant receive in any calendar year Awards under the Plan and any other grants for more than Two Hundred Fifty Thousand (250,000) shares of Common Stock.

Section 6.    Options

(a)    Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Non-qualified Stock Options and determine the number of shares to be covered by each Option, the option price therefor, the term of the Option, and the other conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under the Plan be so exercised, so as to disqualify the Plan or, without the consent of the optionee, any Incentive Stock Option granted under the Plan, under Section 422 of the Code.

(b)    The option price per share of Common Stock purchasable under an Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the date of award with respect to Non-qualified Stock Options; provided, however, that with respect to Non-qualified Stock Options, the option price per share of Common Stock purchasable under such Options may be less than 85% (but never less than 50%) of the Fair Market Value of the Common Stock on the date of award of the Non-qualified Stock Option so long as any such Non-Conforming Awards, together with all other Non-Conforming Awards outstanding at the time, do not cover shares of Common Stock aggregating more than five percent of the shares of Common Stock reserved for issuance under the Plan at the time. If the Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company and an Incentive Stock Option is granted to such Participant, the option price shall be not less than 110% of Fair Market Value of the Common Stock on the date of award.

(c)    No Incentive Stock Option shall be exercisable more than ten years after the date the option is awarded and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the option is awarded. If a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company and an Incentive Stock Option is awarded to such Participant, the term of such option shall be no more than five years from the date of award.

(d)    No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or by certified or bank check or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionee, including Restricted Stock, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Committee may determine. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

(e)    Except to the extent the Committee shall otherwise determine, whether at the time the Option is granted or thereafter, no Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the Participant’s lifetime, only by the Participant.

(f)    The Committee may at any time accelerate the exercisability of all or any portion of any Option.

(g)    Once an Option is awarded, the price per share of Common Stock purchasable under the Option shall not be reduced without the approval of the stockholders of the Company.

(h)    The Company may require each Participant who receives an ISO to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Shares received pursuant to the exercise of an ISO. The term “Disqualifying Disposition” means any disposition (including any sale) of Shares before the later of (a) two years after the Participant was granted the ISO under which the Participant acquired such Shares, or (b) one year after the Participant acquired the Shares by exercising the ISO.

Section 7.    Stock Appreciation Rights

(a)    A Stock Appreciation Right is an Award entitling the Participant to receive an amount in cash or shares of Common Stock or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

(b)    Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option, and determine the terms and conditions applicable thereto, including the form of payment. SARs granted in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised.

(c)    An SAR related to an Option which can be exercised only during limited periods following a change in control of the Company may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.

(d)    Notwithstanding that an Option at the time of exercise shall not be accompanied by a related Stock Appreciation Right, if the market price of the shares subject to such Option exceeds the exercise price of such Option at the time of its exercise, the Committee may, in its discretion, cancel such Option, in which event the Company shall pay to the person exercising such Option an amount equal to the difference between the Fair Market Value of the Common Stock to have been purchased pursuant to such exercise of such Option (determined on the date the Option is canceled) and the aggregate consideration to have been paid by such person upon such exercise. Such payment shall be by check, bank draft or in Common Stock having a Fair Market Value (determined on the date the payment is to be made) equal to the amount of such payments or any combination thereof, as determined by the Committee. The Committee may exercise its discretion under the first sentence of this paragraph (d) only in the event of a written request of the person exercising the option, which request shall not be binding on the Committee.

Section 8.    Performance Shares

(a)    A Performance Share is an Award entitling the Participant to acquire shares of Common Stock upon the attainment of specified performance goals. Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the performance goals applicable to each such Award, the number of such shares for each Performance Cycle, the duration of each Performance Cycle and all other limitations and conditions applicable to the awarded Performance Shares. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of each Performance Share shall be equal to the Fair Market Value of one share of Common Stock on the date the Performance Share is earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Share has been earned.

(b)    During any Performance Cycle, the Committee may adjust the performance goals for such Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

(c)    As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 9.    Restricted Stock

(a)    A Restricted Stock Award is an Award entitling the Participant to acquire shares of Common Stock for a purchase price (which may be zero) equal to or less than their par value, subject to such conditions, including a Company right during a specified period or periods to repurchase such shares at their original purchase price (or to require forfeiture of such shares if the purchase price was zero) upon the Participant’s termination of employment.

(b)    Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the purchase price (if any) therefor, the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to or repurchased by the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law. Restricted Stock Awards shall not permit the right of the Company to repurchase shares of Restricted Stock or the requirement that such shares be forfeited to the Company to lapse in less than three years; provided, however, that such lapsing shall be permitted so long as any such Non-Conforming Awards, together with all other Non-Conforming Awards outstanding at the time, do not cover shares of Common Stock aggregating more than five percent of the shares of Common Stock reserved for issuance under the Plan at the time.

(c)    Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant.

(d)    A Participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to nontransferability restrictions and Company repurchase or forfeiture rights described in this Section and subject to any other conditions contained in the Award.

Section 10.    Stock Units

(a)    Subject to the provisions of the Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Committee shall determine.

(b)    Shares of Common Stock awarded in connection with a Stock Unit shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

Section 11.    General Provisions Applicable to Awards

(a)    Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax regulatory laws and accounting principles.

(b)    Each Award may be made alone, in addition to or in relation to any other award. The terms of each Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

(c)    The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

(d)    In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

(e)    The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or designated beneficiary may receive payment of an Award or exercise rights thereunder.

(f)    In order to preserve a Participant’s rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions with respect to any such change of control; (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the Purchase of the Award upon the Participant’s request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

(g)    The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(h)    For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

(i)    a transfer to the employment of the Company from a subsidiary or from the Company to a subsidiary, or from one subsidiary to another; or

(ii)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

For purposes of the Plan, employees of a subsidiary of the Company shall be deemed to have terminated their employment on the date on which such subsidiary ceases to be a subsidiary of the Company.

(i)    The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Non-qualified Stock Option, provided that the Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and provided further that, notwithstanding the foregoing, the Committee may not simultaneously terminate an Option and substitute therefor another Option having a lower per share exercise price.

Section 12.    Miscellaneous

(a)    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)    Subject to the provisions of the applicable Award, no Participant shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom shares of Common Stock is awarded shall be considered the holder of the Shares at the time of the Award except as otherwise provided in the applicable Award.

(c)    Subject to the approval of the shareholders of the Company, the Plan shall be effective on May 26, 2000. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

(d)    The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

(e)    Awards may not be made under the Plan after May 26, 2010, but then outstanding Awards may extend beyond such date.

Appendix C

2004 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

(As adopted, subject to stockholder approval,

by the Board of Directors on February 12, 2004)

1.    Purpose

The purpose of this Stock Plan for Non-Employee Directors (the “Plan”) is to advance the interests of Nabi Biopharmaceuticals (the “Company”) by increasing the proprietary interest in the Company of non-employee members of the Company’s Board of Directors by providing a portion of their compensation in options to acquire shares (“Shares”) of the Company’s common stock (“Common Stock”) and also by providing the opportunity to receive in Shares a portion of the cash compensation otherwise due them.

2.    Administration

The Plan shall be administered by the Board of Directors (the “Board”) of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options to such directors as are eligible to receive options; (b) to determine the number of shares of Stock subject to each option; (c) to determine the terms and conditions of each option; (d) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (e) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties.

The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the “Committee”), in which event all references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. A majority of the members of the Committee, if one is appointed, shall constitute a quorum. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

3.    Effective Date of Plan

The Plan shall become effective on the date approved by the shareholders of the Company.

4.    Shares Subject to the Plan

(a) Number of Shares.    The maximum number of Shares that may be delivered upon the exercise of options granted under the Plan and elections to receive Shares in lieu of cash compensation shall be 500,000 Shares. If any option granted under the Plan terminates without having been exercised in full, the number of Shares as to which such option was not exercised shall be available for future grants and/or elections within the foregoing limit.

(b) Shares to be Delivered.    Shares delivered under the Plan shall be authorized but unissued Shares or, if the Board so decides in its sole discretion, previously issued Shares acquired by the Company and held in treasury. No fractional Shares shall be delivered under the Plan.

(c) Changes in Stock; Restructuring, etc.    In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Common Stock, the number and kind of Shares subject to options then outstanding, the maximum number of shares of Common Stock that may be delivered under the Plan, the option exercise price, and other relevant option provisions shall be appropriately adjusted by the Board. The Board may also adjust the number of Shares subject to outstanding options and the exercises price and the terms of outstanding options to take into consideration acquisitions or dispositions of stock or property of any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan or in the value of such options.

5.    Eligibility for Options

Directors eligible to receive options under the Plan and to elect to receive Shares in lieu of cash compensation (“Non-Employee Directors”) shall be those directors who are not present or former employees of the Company or any subsidiary of the Company.

6.    Terms and Conditions of Options

(a) Number of Options.    On the date of the initial election to the Board of a Non-Employee Director (whether at a meeting of stockholders or by vote of the Board) and on the date of each meeting of stockholders at which a Non-Employee Director is re-elected to the Board, he or she shall be awarded an option covering a number of Shares to be determined by the Board in its sole discretion.

(b) Exercise Price.    The exercise price of each option shall be the fair market value per Share at the time the option is granted. In no event, however, shall the option price be less, in the case of an original issue of authorized stock, than par value per Share. For purposes of this subsection, the fair market value of a Share on any date shall be the last sale price of a share of Common Stock on such day as reported on the Nasdaq National Market (or if the Common Stock is then listed or admitted to unlisted trading privileges on a national securities exchange, the last sale price of a share of Common Stock regular way on the principal national securities exchange on which the Common Stock is then listed or admitted to unlisted trading privileges) or, if there was no such reported price on such day, the latest day prior thereto on which there was such a reported price.

(c) Duration of Options.    The latest date on which an option may be exercised shall be the date which is ten years from the date the option was granted.

(d) When Options Become Exercisable.    Each option shall become exercisable to the full extent of all Shares covered thereby six months after the date of the grant or, if earlier, on the date the Non-Employee’s service on the Board terminates as a result of death or disability (as determined by the Board), provided that on such date the Non-Employee Director is a director of the Company.

(e) Mechanics of Exercise.    Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documentation required by the Board and (ii) payment in full for the number of Shares for which the option is exercised. Shares purchased under the Plan shall be paid for as follows: (A) in cash or by check or other instrument acceptable to the Board (in accordance with guidelines established for this purpose), (B) through the delivery of shares of Common Stock (which, in the case of shares acquired from the Company, shall have been held for at least six months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any combination of the permissible forms of payment. If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director’s will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

(f) Exercise of Options Following Termination of Status of Director.    If a Non-Employee Director’s service on the Board terminates, all options held by him or her that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of twelve (12) months thereafter (but not beyond their stated term if earlier). After completion of such twelve-month period, such options shall terminate to the extent not previously exercised, expired or terminated.

(g) Mergers, etc.    If a Sale Event shall occur, all options hereunder shall terminate, but prior to such termination, all options outstanding hereunder (including those that are not otherwise exercisable) may be exercised. A “Sale Event” shall be deemed to have occurred upon the consummation of (i) the dissolution of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an

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unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Common Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iv) the sale of all or a majority of the Common Stock to an unrelated person or entity or (v) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction.

(h) Non-Transferability of Options.    Except to the extent the Board shall otherwise determine, whether at the time the option is granted or thereafter, no option may be transferred other than by will or by the laws of descent and distribution, and during a Director’s lifetime an option may be exercised only by him or her.

7.    Election to be Paid Annual Cash Retainer in Shares

(a) Election.    A Non-Employee Director may elect to be paid his or her annual retainer as a director of the Company, in whole or in part, in shares of Common Stock. Any such election must be in writing, must state what percentage of the annual retainer the Director elects to receive in shares of Common Stock, and must be approved in advance by the Board. Failure to make any such election in accordance with the provisions of the preceding sentence shall mean that the annual retainer shall be paid solely in cash.

(b) Valuation.    For purposes of determining the number of shares of Common Stock to be delivered to a Non-Employee Director pursuant to an election duly made pursuant to the immediately preceding subsection (a), the amount of the annual retainer shall be divided by the fair market value of a share of Common Stock on the date the annual retainer is to be paid (but in the event of an original issue of authorized stock, in no event shall the value of a share of Common Stock be less than the par value of a share of Common Stock). Cash shall be paid to the Non-Employee Directors in lieu of any fractional share. For purposes of this subsection, the fair market value of a share of Common Stock on any date shall be the last sale price of a share of Common Stock on such day as reported on the Nasdaq National Market (or if the Common Stock is then listed or admitted to unlisted trading privileges on a national securities exchange, the last sale price of a share of Common Stock regular way on the principal national securities exchange on which the Common Stock is then listed or admitted to unlisted trading privileges) or, if there was no reported price on such day, the latest day prior thereto on which there was a reported price.

8.    Miscellaneous

(a) Rights as a Shareholder.    Any option holder and any Non-Employee Director who shall have elected to receive Shares under the Plan in lieu of cash compensation shall not have the rights of a shareholder with regard to awards and/or elections under the Plan except as to Shares actually received by him or her under the Plan.

(b) Compliance with Securities Laws.    The Company shall not be obligated to deliver any Shares until (a) in the opinion of the Company’s counsel, all applicable federal, state and foreign laws and regulations have been complied with, (b) if the Common Stock is at the time listed on any stock exchange, the Shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company’s counsel.

9.    Effect, Termination and Amendment

The Board may at any time terminate the Plan, but options previously granted and elections previously made shall not be affected thereby. The Board may at any time or times amend the Plan or any outstanding option for any purpose which may at the time be permitted by law, subject to the requirements of any securities exchange or automated quotation system on which the Common Stock is listed for trading and provided that no such amendment shall adversely affect the rights of any Non-Employee Director (without his or her consent) under any option previously granted.

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5800 PARK OF COMMERCE BOULEVARD, N.W. BOCA RATON, FL 33487

You have the option of voting using any of the following methods:

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Nabi Biopharmaceuticals, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Nabi Biopharmaceuticals

Vote on Directors

1.	For the election of all nominees listed below (except as indicated):		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	01) David L. Castaldi	05) Linda Jenckes
	02) Geoffrey F. Cox, Ph.D.	06) Thomas H. McLain
	03) George W. Ebright 04) Richard A. Harvey, Jr.	07) Stephen G. Sudovar	☐	☐	☐

Vote on Proposal 2			For	Against	Abstain

2.	For the proposal to approve an amendment to the Company’s Restated Certificate of Incorporation		☐	☐	☐

Vote on Proposal 3			For	Against	Abstain

3.	For the proposal to approve an amendment to the Company’s 2000 Equity Incentive Plan		☐	☐	☐

Vote on Proposal 4			For	Against	Abstain

4.	For the proposal to approve the Company’s 2004 Stock Plan for Non-Employee Directors		☐	☐	☐

Please be sure to sign and date this Proxy. In signing, please write name(s) exactly as appearing in the imprint on this card. For shares held jointly, each joint owner should sign. If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners) Date

REVOCABLE PROXY

Nabi Biopharmaceuticals

5800 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

Annual Meeting of Stockholders to be held on May 14, 2004

This Proxy is Solicited on Behalf of the Board of Directors, which Recommends

Approval of the Proposals Contained Herein

The undersigned hereby appoint(s) Anna E. Mack, Mark L. Smith and Mark A. Soufleris, and each of them, as Proxies of the undersigned, with full power of substitution, to vote, as designated herein, all shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Nabi Biopharmaceuticals to be held on Friday, May 14, 2004 at 10:00 A.M. at the Embassy Suites Hotel, 661, N.W., 53rd Street, Boca Raton, Florida, and all adjournments thereof (the “Meeting”). The undersigned acknowledge(s) receipt of the Company’s Proxy Statement. The undersigned hereby confer(s) upon the Proxies, and each of them, discretionary authority (i) to consider and act upon such matters, other than the business set forth herein, as may properly come before the Meeting for which the Company did not receive timely notice of the matter in accordance with the Company’s by-laws; (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling, with good cause, to serve; and (iii) with respect to such other matters upon which discretionary authority may be conferred.

If shares of the Company’s Common Stock are issued to or held for the account of the undersigned under any of the Company’s employee benefit plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby direct(s) the respective fiduciary of each applicable Voting Plan to vote all shares of the Company’s Common Stock in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein at the Annual Meeting on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.